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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): July 25, 2002

                        Commission File Number: 333-82617

Michigan              Venture Holdings Company LLC              38-3470015

Michigan              Vemco, Inc.                               38-2737797

Michigan              Venture Industries Corporation            38-2034680

Michigan              Venture Mold & Engineering Corporation    38-2556799

Michigan              Venture Leasing Company                   38-2777356

Michigan              Vemco Leasing, Inc.                       38-2777324

Michigan              Venture Holdings Corporation              38-2793543

Michigan              Venture Service Company                   38-3024165

Michigan              Experience Management, LLC                38-3382308

Michigan              Venture Europe, Inc.                      38-3464213

Michigan              Venture EU Corporation                    38-3470019

(State or other       (Exact name of registrant as              (I.R.S. Employer
jurisdiction of       specified in its charter)                 Identification
incorporation or                                                Number)
organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On July 25, 2002, Larry Winget, the owner of Venture Holdings Company LLC ("Venture"), entered into an Agreement with Venture to contribute certain businesses and assets he currently owns outside Venture, along with certain related liabilities, and to terminate certain commissions and management fees in the event that (i) the preliminary insolvency proceeding relating to Venture's German subsidiaries is dismissed, (ii) a formal insolvency proceeding is not commenced in Germany or elsewhere and (iii) no unwaived event of default exists under Venture's loan agreements. A copy of the Agreement is attached as an exhibit to this report and is incorporated herein by reference.

This report includes a number of "forward looking" statements within the meaning of the Securities Exchange Act of 1934 and is subject to a number of risks and uncertainties. Such factors include, among others, the following: international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of the September 2001 terrorist attacks on the World Trade Center and the Pentagon or reactions thereto by us or our suppliers and customers; possible future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; our ability to sustain, manage or forecast our growth; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; the ability to protect technology; retention of earnings; control and the level of affiliated transactions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VENTURE HOLDINGS COMPANY LLC
                                          VEMCO, INC.
                                          VENTURE INDUSTRIES CORPORATION
                                          VENTURE MOLD & ENGINEERING CORPORATION
                                          VENTURE LEASING COMPANY
                                          VEMCO LEASING, INC.
                                          VENTURE HOLDINGS CORPORATION
                                          VENTURE SERVICE COMPANY
                                          EXPERIENCE MANAGEMENT LLC
                                          VENTURE EUROPE, INC.
                                          VENTURE EU CORPORATION


Date: August 12, 2002               By: /s/ Michael Alexander
                                        ----------------------------------------
                                             Michael Alexander
                                             Chief Financial Officer






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                                  Exhibit Index

         Number            Description

         10.1 Agreement, dated as of July 25, 2002, by and between Venture Holdings Company LLC, a Michigan Limited Liability Company and Larry Winget.